UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

NEWMARKET CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-32190	20-0812170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Fourth Street, Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 788-5000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	NEU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NewMarket Corporation (NYSE: NEU) (the “Company”) announced today that Regina Anne Harm, President of Afton Chemical Corporation (“Afton”), is stepping down from her role as President of Afton effective December 31, 2022, as she intends to retire in 2023. Mrs. Harm has worked for Afton for over 15 years, and she has served in a variety of areas of increasing responsibility during this time, culminating in the role of President in 2018. Prior to becoming President, her roles included: Vice President, Lube Additive Business Worldwide, VP, Performance Additives, VP, Supply, and Senior VP & Chief Operating Officer.

The Company also announced that, effective January 1, 2023, Brian D. Paliotti will succeed Mrs. Harm as President of Afton.

Mr. Paliotti, age 46, joined NewMarket in June 2008 as Financial Officer for Afton. Subsequently, he was appointed Senior Financial Officer of NewMarket Services Corporation in October 2011, promoted to Vice President, Finance of NewMarket Services Corporation in May 2013, and promoted to Vice President and Chief Financial Officer on January 1, 2015.

Also on October 31, 2022, the Company announced that William J. Skrobacz has been appointed Vice President and Chief Financial Officer of the Company, effective January 1, 2023. Mr. Skrobacz replaces Mr. Paliotti in such position. Mr. Skrobacz, age 62, has over 35 years of finance and accounting experience. Mr. Skrobacz joined the Company in May 2011 as Senior Manager, Business Assurance, was appointed Controller Designate in September 2012, and appointed Principal Accounting Officer and Controller of the Company on May 1, 2013.

Also on October 31, 2022, the Company announced that Gail C. Ridgeway has been appointed Principal Accounting Officer and Controller of the Company, effective January 1, 2023. Mrs. Ridgeway, age 48, replaces Mr. Skrobacz in such position. Mrs. Ridgeway has over 25 years of accounting, tax and finance experience. Mrs. Ridgeway joined the Company in 2011 as Tax Compliance Manager and became Tax Director in 2017. She was subsequently promoted to Assistant Controller in 2021.

On October 31, 2022, the Company issued a press release announcing certain of the events described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. As of the date of this report, no compensation determinations have been made related to the appointments of Messrs. Paliotti and Skrobacz and Mrs. Ridgeway discussed above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by the Company on October 31, 2022.

104	Cover Page Interactive Data File (Embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2022

NEWMARKET CORPORATION

By:	/s/ Brian D. Paliotti
Brian D. Paliotti
Vice President and Chief Financial Officer